                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                       December 31, 2003
                                                       ($ in Thousands)

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

                                               6/03 QTR                    9/03 QTR                    12/03 QTR
                                               --------                    --------                    ---------
Loan Loss Reserve - Total                    $   24,516                  $   25,806                  $   25,630
                  - General                      22,961                      24,029                      24,683
                  - Specific                      1,555                       1,777                         947
                  - Acq'd through Acquisition       ---                       1,597                         ---
Net Charge-offs (Recoveries) for the Qtr            199                         307                         176
Nonperforming Assets - Total                     33,522                      27,434                      24,785
                     - REO                       10,629                      11,496                       9,122
                     - Nonaccrual                22,893                      15,938                      15,663
Troubled Debt Restructuring                       2,153                       2,551                       1,475

Capital Ratios - Tangible                       922,782      12.92%         956,471      12.91%         972,908      13.11%
               - Core                           922,782      12.92          956,471      12.91          972,908      13.11
               - Risk Based                     940,399      24.05          974,776      24.10          991,697      25.34

                                               6/03 QTR      6/03 YTD      9/03 QTR      9/03 YTD      12/03 QTR
                                               --------      --------      --------      --------      ---------
Loan Originations - Total                    $  459,960    $1,299,291    $  567,820    $1,867,111     $ 483,260
                  - Construction                124,698       361,256       126,436       487,692       114,660
                  - Land                         40,781       117,546        45,986       163,532        63,436
                  - Permanent                   261,222       727,847       350,527     1,078,374       283,905
                  - Refinances                   33,259        92,642        44,871       137,513        21,259

                                               6/03 QTR      6/03 YTD      9/03 QTR      9/03 YTD      12/03 QTR
                                               --------      --------      --------      --------      ---------
Loan Servicing Fee Income                    $    1,719    $    4,751    $    2,214    $    6,965     $   1,573
Other Fee Income                                    234           646           337           983           220
                                               --------      --------      --------      --------      ---------
     Total Fee Income                        $    1,953    $    5,397    $    2,551    $    7,948     $   1,793
                                               ========      ========      ========      ========      =========

                                               6/03 QTR      6/03 YTD      9/03 QTR      9/03 YTD      12/03 QTR
                                               --------      --------      --------      --------      ---------
Average Loans (w/o MBS)                      $4,668,966    $4,785,443    $4,608,632    $4,740,877     $4,830,266
Average Loans (with MBS)                      5,313,324     5,520,676     5,164,046     5,430,785      5,428,861
Average Earning Assets                        7,033,118     7,079,248     6,998,817     7,058,975      7,227,381
Average Assets                                7,207,251     7,255,297     7,256,845     7,261,429      7,484,985
Operating Expenses/Average Assets                 0.58%         0.62%         0.56%         0.61%          0.58%
Efficiency Ratio                                 15.69         16.64         16.07         16.51          17.57
Amortization of Intangibles                  $      ---    $      ---    $      125    $      125     $      368

Repayments                                     6/03 QTR      6/03 YTD      9/03 QTR      9/03 YTD      12/03 QTR
----------                                     --------      --------      --------      --------      ---------
     Loans                                   $  625,790    $1,917,331    $  653,125    $2,570,456     $  441,153
     MBS                                        167,180       499,544       145,277       644,821         84,734

EOP Numbers                                    6/03 QTR                    9/03 QTR                    12/03 QTR
-----------                                    --------                    --------                    ---------
Shares Issued and Outstanding                69,648,417                  71,173,487                   71,281,881

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Share repurchase information                   6/03 QTR      6/03 YTD      9/03 QTR      9/03 YTD      12/03 QTR
----------------------------                   --------      --------      --------      --------      ---------
Remaining shares auth. for repurchase         2,812,821     2,812,821     2,812,821     2,812,821      2,812,821
Shares repurchased                                  ---       510,070           ---       510,070            ---
Average share repurchase price               $      ---    $    19.67    $      ---    $    19.67 	$      ---

Tangible Book Value                            6/03 QTR                    9/03 QTR                    12/03 QTR
-------------------                            --------                    --------                    ---------
     $ Amount                                $  968,256                  $  998,092                   $1,010,232
     Per Share                                    13.90                       14.02                        14.17
# of Employees                                      718                         754                          751
Tax Rate - Going Forward                         35.25%                      35.25%                       35.25%

                                                 6/03 QTR                    9/03 QTR                    12/03 QTR
                                             ----------------            ----------------             ----------------
Loan Portfolio by Category                     AMOUNT      %               AMOUNT      %               AMOUNT       %
--------------------------                     ------      -               ------      -               ------       -
     Permanent 1-4 Family Loans              $3,659,823  65.1%           $3,839,535  65.7%            $3,824,966  64.2%
     Permanent 1-4 Family MBS                   657,203  11.7               656,218  11.2                735,278  12.3
                                             ----------  ----            ----------  ----             ----------  ----
       Total Permanent 1-4 Family             4,317,026  76.8             4,495,753  76.9              4,560,244  76.5
     Multi-Family                               467,675   8.3               479,129   8.2                480,365   8.1
     Construction                               627,335  11.2               651,242  11.1                684,049  11.5
     Land                                       207,932   3.7               217,215   3.8                232,904   3.9
                                             ----------  ----            ----------  ----             ----------  ----
     Gross Loans (before ALL and LIP)        $5,619,968   100%           $5,843,339   100%            $5,957,562   100%
                                             ==========  ====            ==========  ====             ==========  ====

                                                      6/03 QTR                    9/03 QTR                     12/03 QTR
                                             -----------------------     -----------------------      -----------------------
Deposits by State                              AMOUNT      %      #        AMOUNT      %      #         AMOUNT      %      #
-----------------                              ------      -      -        ------      -      -         ------      -      -
     WA                                      $1,993,397  45.8%    39     $2,233,916  48.8%    44      $2,235,420  48.8%    44
     ID                                         490,981  11.3     17        480,375  10.5     16         484,151  10.6     16
     OR                                         773,850  17.8     24        777,554  17.0     24         779,472  17.0     24
     UT                                         264,717   6.1     11        270,487   5.9     11         267,373   5.8     11
     NV                                          61,499   1.4      2         64,766   1.4      2          60,881   1.3      2
     TX                                          32,257   0.7      1         28,156   0.6      1          23,848   0.5      1
     AZ                                         737,982  16.9     20        722,344  15.8     20         728,015  15.9     20
                                             ----------  ----    ---     ----------  ----    ---      ----------  ----    ---
     Total                                   $4,354,683   100%   114     $4,577,598   100%   118      $4,579,160   100%   118
                                             ==========  ====    ===     ==========  ====    ===      ==========  ====    ===

                                                 6/03 QTR                     9/03 QTR                    12/03 QTR
                                             ----------------             ----------------            ----------------
Deposits by type                               AMOUNT      %               AMOUNT      %                AMOUNT      %
----------------                               ------      -               ------     -                 ------      -
Checking (Noninterest)                       $   44,313   1.0%           $   26,615    0.6%           $   16,817   0.4%
Now (interest)                                  144,312   3.3               163,738    3.6               166,876   3.6
Savings (passbook/stmt)                         169,445   3.9               234,023    5.1               227,653   5.0
Money Market                                  1,064,564  24.4             1,037,641   22.7               990,221  21.6
C.D.'s                                        2,932,049  67.4             3,115,581   68.1             3,177,593  69.4
                                             ----------  ----            ----------   ----            ----------  ----
Total                                        $4,354,683   100%           $4,577,598    100%           $4,579,160   100%
                                             ==========  ====            ==========   ====            ==========  ====

Deposits greater than $100,000 - EOP         $1,062,076                  $1,133,373                   $1,141,618

Brokered Deposits                            $      ---                  $      ---                   $      ---

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